THE ALGER AMERICAN FUND

Supplement Dated April 13, 2007 to the
Prospectuses Dated May 1, 2006
As supplemented to date

     The Board of Trustees of The Alger American Fund has authorized the closing of Alger American Small Capitalization Portfolio (the “Portfolio”). Effective June 1, 2007, the Portfolio’s shares will be available for purchase only by existing shareholders of the Portfolio who maintain open accounts and certain select groups of investors who transact with certain insurance companies identified by Fred Alger & Company, Incorporated, the Portfolio’s distributor.

     The Portfolio may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.